April 23, 2014

EAGLE ROCK ANNOUNCES SUSPENSION OF DISTRIBUTION, INTENT TO RESUME FOLLOWING CLOSE OF MIDSTREAM CONTRIBUTION TRANSACTION

HOUSTON - Eagle Rock Energy Partners, L.P. (NASDAQ:EROC) (“Eagle Rock” or the “Partnership”) today announced a suspension of its quarterly distribution in order to preserve liquidity in advance of closing the contribution of its Midstream Business to Regency Energy Partners LP (the “Midstream Business Contribution”). As previously announced, the Partnership received a request for additional information and documents ("Second Request") on February 27, 2014 from the Federal Trade Commission ("FTC") in connection with the Midstream Business Contribution. This has extended management’s original timeframe for closing the transaction and created the need to preserve greater liquidity in the interim to fund growth capital expenditures and other financial obligations.
The Partnership will conduct a special meeting of its common unitholders on April 29, 2014, to consider and vote on the Midstream Business Contribution. Assuming unitholders approve the transaction, all major closing conditions other than FTC approval will have been met, and Eagle Rock would expect to close the transaction shortly after receiving such approval from the FTC. Eagle Rock and Regency are working expeditiously to respond to the Second Request.
Management currently expects to recommend resuming the quarterly distribution following the closing of the Midstream Business Contribution, at which point management expects the Partnership’s total debt balance and liquidity position to be substantially improved.
Management's future distribution recommendations are subject to change should factors affecting the general business climate or the Partnership's specific operations differ from current expectations. All actual future distributions will be determined, declared and paid at the sole discretion of the Board of Directors.
Operational Update
Based on preliminary financial results for the quarter ended March 31, 2014 (subject to the completion of the Partnership’s quarter-end review), management expects to report Adjusted EBITDA and distributable cash flow for the first quarter of 2014 slightly above levels reported for the fourth quarter of 2013. Despite this, the Partnership’s total borrowings under its credit facility increased relative to year-end levels. Management expects that, should the Midstream Business Contribution not close within the second quarter, the Partnership may need to seek certain amendments to its revolving credit facility agreement similar to those obtained with respect to the first quarter of 2014.
About the Partnership
The Partnership is a growth-oriented master limited partnership engaged in two businesses: a) midstream, which includes (i) gathering, compressing, treating, processing and transporting natural gas; (ii) fractionating and transporting natural gas liquids (NGLs); (iii) crude oil and condensate logistics and marketing; and (iv) natural gas marketing and trading; and b) upstream, which includes exploiting, developing, and producing hydrocarbons in oil and natural gas properties.
The term “Board of Directors” as used herein refers to the board of directors of the general partner of the Partnership’s general partner.

Qualified Notice to Nominees
This release serves as qualified notice to nominees as provided for under Treasury Regulation Section 1.1446-4(b)(4) and (d).  Please note that 100 percent of the Partnership’s distributions to foreign investors are attributable to income that is effectively connected with a United States trade or business.  Accordingly, all of the Partnership’s distributions to foreign investors are subject to federal income tax withholding at the highest effective tax rate for individuals or corporations, as applicable. Nominees, and not the Partnership, are treated as withholding agents responsible for withholding distributions received by them on behalf of foreign investors.

Contact:
Eagle Rock Energy Partners, L.P.

Jeff Wood, 281-408-1203
Senior Vice President and Chief Financial Officer

Additional Information and Where to Find It
This press release does not constitute the solicitation of any vote, proxy or approval. This press release relates to a potential transaction between the Partnership and Regency. This press release is not a substitute for any proxy statement or any other document which the Partnership may file with the Securities and Exchange Commission (“SEC”) in connection with the proposed transaction. In connection with the proposed transaction, the Partnership filed with the SEC a definitive proxy statement for the unitholders of the Partnership on March 18, 2014. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Such documents are available free of charge through the website maintained by the SEC at www.sec.gov or by directing a request to the Partnership’s Investor Relations Department, Eagle Rock Energy, L.P., 1415 Louisiana Street, Suite 2700, Houston, TX 77002, telephone number (281) 408-1200.
Participants in the Solicitation
The Partnership and Regency and their respective general partner’s directors and executive officers may be deemed to be participants in the solicitation of proxies from the unitholders of the Partnership in respect of the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the unitholders of the Partnership in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement filed with the SEC on March 18, 2014.
Forward Looking Statements
This news release may include "forward-looking statements." All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future, (including statements regarding management’s intention to recommend resuming the quarterly distribution following the closing of the Midstream Business Contribution) are forward-looking statements and speak only as of the date on which such statement is made. These statements are based on certain assumptions made by the Partnership based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Partnership. These include, but are not limited to, the risks that the proposed transaction with Regency may not be consummated or the benefits contemplated therefrom may not be realized. Additional risks include: the ability to obtain requisite regulatory and unitholder approval and the satisfaction of the other conditions to the consummation of the proposed transaction, the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers, competitors and credit rating agencies, risks related to volatility or declines (including sustained declines) in commodity prices; market demand for crude oil, natural gas and natural gas liquids; the effectiveness of the Partnership's hedging activities; the Partnership's ability to retain key customers; the Partnership's ability to continue to obtain new sources of crude oil and natural gas supply; the availability of local, intrastate and interstate transportation systems and other facilities to transport crude oil, natural gas and natural gas liquids; competition in the oil and gas industry; the Partnership's ability to obtain credit and access the capital markets; general economic conditions; and the effects of government regulations and policies. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Partnership's actual results and plans could differ materially from those implied or expressed by any forward-looking statements. The Partnership assumes no obligation to update any forward-looking statement as of any future date. For a detailed list of the Partnership's risk factors, please consult the Partnership's Form 10-K, filed with the SEC for the year ended December 31, 2013 and the Partnership's Forms 10-Q filed with the SEC for subsequent quarters, as well as any other public filings, and press releases.